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                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

               THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is made as of March __, 1997 by and among Carrols Holdings Corporation, a Delaware corporation (the "Company"), Atlantic Restaurants, Inc., a Delaware corporation (the "Selling Shareholder" and, together with the Company, the "Sellers"), Madison Dearborn Capital Partners L.P. ("MDCP I") and Madison Dearborn Capital Partners II, L.P. ("MDCP II" and, together with MDCP I., the "Investors"). Except as otherwise indicated herein, capitalized terms used herein shall have the meaning ascribed to them in the Stock Purchase Agreement dated as of February 25, 1997, by and among the parties hereto (the "Agreement").

               WHEREAS, the parties entered into the Agreement pursuant to which the Investors agreed to purchase 233,334 shares of Common Stock from the Company and 233,333 shares of Common Stock from the Selling Shareholder for the consideration set forth therein; and

               WHEREAS, the parties now desire to amend the Agreement as set forth herein.

               NOW, THEREFORE, the parties hereto agree as follows:

               1. Notwithstanding paragraphs 1A, 1C and 2J of the Agreement, at the Closing, the Company shall sell to MDCP I and MDCP I shall purchase and acquire from the Company 64,674 Company Shares at a price of $108.2353 per share for an aggregate purchase price of $7,000,009.79, and the Company shall sell to MDCP II and MDCP II shall purchase and acquire from the Company 141,667 Company Shares at price of $108.2353 per share for an aggregate purchase price of $15,333,370.25, in each case payable by wire transfer of immediately available funds to an account or accounts designated by the Company. The Company shall deliver to each of the Investors stock certificates evidencing the Company Shares to be issued at the Closing registered in such Investor's name.

               2. On April 1, 1997 (the "Second Funding"), the Company shall sell to MDCP I and MDCP I shall purchase and acquire from the Company 76,993 Company Shares at a price of $108.2353 per share for an aggregate purchase price of $8,333,360.45, payable by wire transfer of immediately available funds to an account or accounts designated by the Company. Upon the Second Funding, the Company shall deliver to MDCP I stock certificates evidencing the Company Shares to be issued thereon registered in MDCP I's name.

               3. Exhibit A hereto sets forth the number of Company Shares and ARI Shares to be purchased and acquired by each of the Investors at the Closing and upon the Second Funding.

               4. The obligation of MDCP I to purchase the Company Shares on the date of the Second Funding shall not be subject to the satisfaction of any conditions or the occurrence of any event.



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               5. The parties hereby agree that the Company Shares to be
purchased by MDCP I upon the Second Funding shall be deemed Company Shares for all purposes of the Agreement and the other agreements contemplated thereby, and MDCP I shall be entitled to all the rights and subject to all obligations of a holder of Company Shares to the same extent as though MDCP I purchased such Company Shares at the Closing.

               6. For purposes of paragraph 11K of the Agreement only, the Investors shall be deemed to have purchased all of the Company Shares to be acquired pursuant to the Agreement at the Closing.

               7. The parties hereby agree that the issuance of the Company Shares to MDCP I upon the Second Funding shall not give rise to any preemptive or similar rights otherwise held by any stockholder of the Company, nor shall such issuance require the consent of the Selling Shareholder or any other stockholders of the Company.

               8. Except as expressly set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

                            [SIGNATURES ON NEXT PAGE]



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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment on the date first written above.

                                    CARROLS HOLDING CORPORATION

                                    By /s/ JOSEPH A. ZIRKMAN
                                      ------------------------------------------
                                    Its Vice President and Secretary
                                       -----------------------------------------

                                    MADISON DEARBORN CAPITAL PARTNERS, L.P.

                                    By  Madison Dearborn Partners, L.P.
                                    Its General Partner

                                          By Madison Dearborn Partners, Inc.
                                          Its General Partner

                                       By /s/ BENJAMIN CHERESKIN
                                         ---------------------------------------
                                              Benjamin D. Chereskin

                                       Its Vice President
                                          --------------------------------------


                                    MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                                    By  Madison Dearborn Partners II, L.P.
                                    Its General Partner

                                          By  Madison Dearborn Partners, Inc.
                                          Its General Partner
                                       By /s/ Benjamin Chereskin
                                         ---------------------------------------
                                              Benjamin D. Chereskin

                                       Its Vice President
                                          --------------------------------------


                                    ATLANTIC RESTAURANTS, INC.

                                    By DAVID J. MATHIES, JR.
                                      ------------------------------------------
                                    Its President
                                       -----------------------------------------


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                                    /s/ ALAN VITULI
                                        ----------------------------------------
                                        Alan Vitali


                                    /s/ DANIEL T. ACCORDINO
                                        ---------------------------------------
                                        Daniel T. Accordino


                                    /s/ JOSEPH A. ZIRKMAN
                                        ---------------------------------------
                                        Joseph A. Zirkman








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


               The undersigned, as the indirect owner of all or substantially all of the outstanding capital stock of Atlantic Restaurants, Inc., does hereby guarantee the obligations of Atlantic Restaurants, Inc. under this First Amendment to Stock Purchase Agreement and shall cause Atlantic Restaurants, Inc. to comply with the provisions of this First Amendment to Stock Purchase Agreement.

                                    BAHRAIN INTERNATIONAL BANK, E.C.

                                    By  Robin McIlvenny
                                      -----------------------------------------

                                    Its Chief Executive
                                       -----------------------------------------


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                                                                       Exhibit A

                 Shares Purchased and Dollars Paid By MDP Entity

Total Shares and Dollars:

                                       Madison Dearborn       Madison Dearborn
                                      Capital Partners,     Capital Partners II,
                                             L.P.                   L.P.                      Total
                                      -----------------     --------------------              -----
Shares Purchased From Dilmun:                      141,666                141,667              283,333
Dollars Paid to Dilmun:                     $15,333,262.01         $15,333,370.25       $30,666,632.25

Shares Purchased From Carrols:                     141,667                141,667              283,334
Dollars Paid to Carrols:                    $15,333,370.25         $15,333,370.25       $30,666,740.49

Total Shares Purchased:                            283,333                283,334              566,667
Total Dollars Paid:                         $30,666,632.25         $30,666,740.49       $61,333,372.74
------------------------------------------------------------------------------------------------------

Amount to be funded on March 26th or
27th:

Shares Purchased From Dilmun:                      141,666                141,667             283,333
Dollars Paid to Dilmun:                     $15,333,262.01         $15,333,370.25      $30,666,632.25

Shares Purchased From Carrols:                      64,674                141,667             206,341
Dollars Paid to Carrols:                     $7,000,009.79         $15,333,370.25      $22,333,380.04

Total Shares Purchased:                            206,340                283,334             489,674
Total Dollars Paid:                         $22,333,271.80         $30,666,740.49      $53,000,012.29
-----------------------------------------------------------------------------------------------------


Amount to be funded on April 1:

Shares Purchased From Dilmun:                            0                      0                   0
Dollars Paid to Dilmun:                              $0.00                  $0.00               $0.00

Shares Purchased From Carrols:                      76,993                      0              76,993
Dollars Paid to Carrols:                     $8,333,360.45                  $0.00       $8,333,360.45

Total Shares Purchased:                             76,993                      0              76,993
Total Dollars Paid:                          $8,333,360.45                  $0.00       $8,333,360.45
-----------------------------------------------------------------------------------------------------



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